EXHIBIT 10.36

SUPPLY & PACKAGING AGREEMENT

This Supply & Packaging Agreement (“Agreement”) is made and entered into as of the 19th day of March, 2004 by and between Reliant Pharmaceuticals, LLC, a limited liability company organized under the laws of Delaware (being referred to herein as the “Company”) and Novartis Consumer Health, Inc., a corporation organized under the laws of Delaware (“Manufacturer”).

WITNESSETH:

WHEREAS, the Company desires to engage the Manufacturer to manufacture and/or supply the Products and the Packaged Tablets in the Territory to the Company on the terms and conditions set forth herein; and

WHEREAS, the Manufacturer wishes to manufacture and/or supply the Products and the Packaged Tablets to the Company on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties agree as follows:

ARTICLE I

DEFINITIONS

1.1 Definitions.

As used in this Agreement, the following terms shall have the meanings ascribed to them below:

(a) “Act” shall mean collectively the Federal Food, Drug, and Cosmetic Act of 1938, including any amendments thereto, and all regulations, rules, guidelines and procedures promulgated thereunder, and the Federal Controlled Substances Act, including all amendments thereto, and all regulations rules, guidelines and procedures promulgated thereunder.

(b) “Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling or controlled by, or under direct or indirect common control with, such Person. For purposes of this definition, a Person shall be deemed to control another Person if it owns or controls more than fifty percent (5 0%) of the voting equity of the other Person (or other comparable ownership if the Person is not a corporation).

(c) “Agreement” shall have the meaning set forth in the introductory paragraph.

(d) “API” shall mean Isradipine.

(e) “API Specifications” has the meaning set forth in NDA, as amended or supplemented in accordance with this Agreement.

(f) “Adverse Reactions” means any adverse event associated with the use of a drug in humans, whether or not considered drug related, including the following:  an adverse event occurring in the course of the use of a drug product in professional practice; an adverse event occurring from drug overdose, whether accidental or intentional; an adverse event occurring from drug abuse; an adverse event occurring from drug withdrawal; and any failure of pharmacological action.

(g) “cGMP” shall mean the quality systems and current good manufacturing practices set forth in 21 C.F.R. (Parts 210 and 211) and all applicable directives, Regulatory Requirements (as defined below) and FDA (as defined below) rules, regulations, guides, guidance, each as amended from time to time and in effect during the Term of this Agreement.

(h) “cGMP Requirements” means the requirements of cGMP.

(k) “Contract Year” means the the twelve (12) month period coinciding with the calendar year. Notwithstanding the foregoing, for purposes of this Agreement, the first Contract Year of this Agreement shall mean the period from the Effective date to December 31, 2004. Thereafter each Contract Year shall be from January 1 through December 31 of each calendar year during the Term of this Agreement.

(1) “Drug Layer Granulation” shall mean a granulate including API meeting the Product Specifications.

(m) “Effective Date” or “Commencement Date” means the date set forth in the preamble of this Agreement.

(n) “FDA” means the United States Food and Drug Administration or any successor thereof.

(o) “Forms” has the meaning set forth in Section 13.5 of this Agreement.

(p) “Governmental Authority” means any nation or government, any state, regional, local or to her political subdivision thereof, any supernational organization of sovereign states and any entity, department, commission, bureau, agency, authority, board, court, official or officer, domestic or foreign, exercising judicial, regulatory or administrative, functions of or pertaining to government.

(q) “Granulations” shall mean collectively the Drug Layer Granulations and Osmotic Layer Granulations.

(r) “Including” or “includes” means “including, without limitation,” or “includes, without limitation.

(s) “IP” has the meaning set forth in Section 12.2 of this Agreement.

(t) “Law” means each provision of any currently existing federal, State, local or foreign law, statute, ordinance, code, rule, regulation (including without limitation, the Act and cGMP’s), promulgated or issued by any Governmental Authority, as well as any binding judgments, decrees, injunctions or agreements entered into by any Governmental Authority.

(u) “Manufacturing” or “Manufacture” shall mean the activities associated with producing the Product including, but not limited to, Materials acquisition, manufacturing, Packaging, testing and labeling of finished dosage form of the Product.

(v) “Manufacturer” has the meaning set forth in the preamble of this Agreement.

(w) “Manufacturing Fee” means the fee paid to the Manufacturer for the Products pursuant to Section 6.1 of this Agreement.

(x) “Materials” means all ingredients, packaging supplies, printed materials and all other components used to Manufacture the Products excluding API.

(y) “NDA” means the New Drug Application 20-336 as amended and supplemented for the Product and as approved by the FDA to market the Product and any materials, documents or information referred to or relied upon therein.

(z) “Osmotic Layer Granulation” shall mean a granulate without API meeting the Product Specifications.

(aa) “Packaged Tablets” means Tablets as packaged in accordance with the Packaging Specifications.

(bb) “Packaging” or “Package” means packaging of Tablets.

(cc) “Packaging Fee” means the fee paid to the Manufacturer for Packaging pursuant to Section 6.1 of this Agreement.

(dd) “Packaging Specifications” means the requirements and standards for the Packaging of Tablets as set forth in the NDA, as amended or supplemented in accordance with this Agreement.

(ee) “Party” means each of the Manufacturer and the Company.

(ff) “Product” or “Products” means the Granulations meeting the Product Specifications.

(gg) “Product Manufacturing Technology” means all trade secrets in the possession or under the control of the Manufacturer, including research and development, formulae, test procedures, manufacturing procedures, Product formulations or other technical or proprietary information and knowledge, whether or not patentable, that are necessary for, and used by the Manufacturer solely and specifically in the manufacture of the Products in the Territory (excluding, in any event, any plant, tangible property or equipment).

(hh) “Product Specifications” shall mean those product, process and Manufacturing specifications used by Manufacturer in the Manufacture of Products in compliance with all applicable Regulatory Requirements, including Product formula and materials required for the Manufacture of the Products that are to be manufactured, purchased and supplied under this Agreement, as such are in effect as of the Effective Date as set forth in the NDA, which Product Specifications may be amended from time to time by the mutual written agreement of the Parties.

(ii) “Recall” has the meaning set forth in Section 7.4(c) of this Agreement.

(jj) “Regulatory Authority” shall mean any foreign, federal, state or local,  regulatory agency, department, bureau or other governmental entity, including, without limitation, the FDA and the U.S. Drug Enforcement Administration, which is responsible for issuing approvals, licenses, registrations (including but not limited to, the NDA), permits or authorizations necessary for, or otherwise governs, the Manufacture, handling, use, storage, import, transport, distribution or sale of Products in the Territory.

(kk) “Regulatory Requirements” shall mean all applicable approvals, licenses, registrations (including but not limited to, the NDA), cGMPs, and authorizations and all other requirements of each applicable Regulatory Authority in relation to the Products, including, but not limited to, each of the foregoing which is necessary for, or otherwise governs, the Manufacture, handling, use, storage, import, transport, distribution or sale of Products

(11) “Rolling Monthly Forecast” has the meaning set forth in Section 3.1 of this Agreement.

(mm) “Tablets” means fully manufactured tablets of Product as delivered to Manufacturer by the Company or a third party specified by the Company to be packaged by Manufacturer in accordance with this Agreement.

(nn) “Tablet Specifications” means the specifications for the Tablets as set forth in the NDA in effect at any relevant time during this Agreement.

(oo) “Term” has the meaning set forth in Section 8.1 of this Agreement.

(pp) “Territory” means United States of America its territories and possessions including Puerto Rico.

ARTICLE II

MANUFACTURE AND SALE OF PRODUCTS

2.1 Engagement. During the Term of this Agreement and subject to the terms and conditions set forth herein, Manufacturer shall Manufacture and Package, sell and deliver Products and Packaged Tablets to Company, and the Company and its Affiliates shall purchase and take delivery of Products and Packaged Tablets from Manufacturer. The Company shall purchase all of its requirements for Products exclusively from Manufacturer, subject to certain exceptions set forth herein. Manufacturer shall Manufacture, Package and deliver Products and Packaged Tablets hereunder in material accordance with the (i) Product Specifications; (ii) Packaging Specifications; (iii) cGMP; (iv) the Act; and (v) all other applicable Regulatory Requirements. During the Term and provided that Manufacturer is not in default of its obligations hereunder, Company shall purchase all of its requirements for the Products and Packaged Tablets exclusively from the Manufacturer, and Manufacturer shall use commercially reasonable efforts to meet the Company’s orders made in accordance with this Agreement. Notwithstanding the foregoing, in the event that at any time during the Term (i) Manufacturer advises the Company in writing that Manufacturer is unable to Manufacture, Package and/or deliver in whole or in part, any order made by the Company in accordance with the terms of this Agreement or (ii) the parties mutually agree based on the Company’s forecasts made in good faith that Manufacturer cannot Manufacture, Package and/or deliver all of the Company’s requirements for Products and or Packaged Tablets in a timely manner as determined by Company subject to the terms hereof, the Company shall have the right to purchase from a qualified third party (the “Alternative Supplier”) such amount of Products or Packaged Tablets, as the case may be (and only such amount), as Manufacturer was unable to Manufacture, Package or deliver. In addition, in the event Manufacturer fails (x) [***] in any calendar quarter or (y) [***] in any Contract Year to either (i) deliver Products, at least [***]% of which meet the Product Specifications, (ii) deliver Products within five (5) days of the agreed upon delivery date as set forth in the Firm Order, (iii) deliver Packaged Tablets, at least [***]% of which meet the Packaging Specifications or (iv) deliver Packaged Tablets within five (5) days of the agreed upon delivery date as set forth in a Firm Order, the Company shall have the immediate right to purchase its requirements for Products and/or Packaged Tablets from the Alternative Supplier until such a time as Manufacturer can demonstrate in good faith that the cause for such failures has been cured and that Manufacturer is capable of Manufacturing, Packaging and delivering Products and/or Packaged Tablets meeting the Product Specifications or Packaging Specifications, as the case may be, in accordance with the terms of this Agreement and subject to the approval of applicable regulatory agencies if necessary. Following Manufacturer’s demonstration of its ability to resume Manufacture and/or Packaging, Company shall have the right to honor any non-cancellable commitments to the Alternate Supplier including but not limited to taking delivery of all outstanding firm orders for Products and/or Packaged Tablets for a period of ninety (90) days after the date in which Manufacturer is able to resume Manufacture and/or Packaging pursuant to this Section 2.1. The Manufacturer shall thereafter resume the Manufacture, Packaging and delivery and the Company shall purchase Product and/or Packaged Tablets from the Manufacturer in accordance with the terms of this Agreement. Failure of Manufacturer to deliver Products meeting the Product Specifications or Packaged Tablets meeting the Packaging Specifications in accordance with the Company’s orders made consistent with this Agreement shall not constitute a material breach by Manufacturer or give the Company a right to terminate this Agreement but shall give Company the right as set forth above to utilize the services of the Alternative Supplier to perform the Manufacturing and Packaging services described herein; provided however, that failure by Manufacturer to comply with its

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“commercially reasonable efforts” diligence requirement set forth above in this Section 2.1 shall constitute a breach of this Agreement and shall give rise to a right of termination by the Company, subject to the cure provisions set forth Section 8.2(b) hereof. Subject to the terms set forth herein, the Manufacturer shall be responsible for the purchase, at its own expense and for its own account, of all raw materials used by Manufacturer to Manufacture the Products or perform the Packaging, except that the Company shall be solely responsible for the cost and delivery to Manufacturer of API meeting the API Specifications.

2.2 Manufacturing of Products. Subject to Article 3 of this Agreement, the Manufacturer shall deliver the Products to the Company or such other third party as may be directed by the Company to be further manufactured into Tablets which the Company will thereafter cause to be delivered to the Manufacturer for Packaging in accordance with the Packaging Specifications. In accordance with Section 5.1 of this Agreement, Manufacturer shall perform all necessary testing of the Products prior to their release. Upon release by Manufacturer of Product meeting the Product Specifications as evidenced by the Certificate of Analysis and Certificate of Conformance delivered to Company, nothing shall excuse the Company of its obligation to accept Products or its payment obligation, except in such instances where there is a bona fide dispute as to whether the Products met the Product Specifications at the time of their release, in which case such dispute will be resolved in accordance with Section 5.4 hereof.

2.3 Packaging. In accordance with Section 5.1 herein, Manufacturer shall perform the Packaging of Tablets in accordance with the Packaging Specifications. In the event that the Packaging is not performed in accordance with the Packaging Specifications, the Manufacturer shall, at the Company’s request, re-perform the Packaging at the Manufacturer’s cost. Except as required by the NDA and other Regulatory Requirements, Manufacturer shall not be under obligation to inspect or otherwise test Tablets delivered to the Manufacturer for Packaging. In the event Manufacturer performs any such bulk Tablet release testing, the price therefore shall be set in good faith by Manufacturer and paid by the Company as invoiced. In the event any delivery or portion thereof of Packaged Tablets fails to meet any established specifications as a result of the failure of the Tablets to meet the Tablet Specifications at the time of delivery to Manufacturer, the Manufacturer shall be under no obligation to reperform the Packaging as provided above in this Section 2.3.

2.4 Labeling. The Company shall specify all labeling to be used on each Packaged Tablet, including any changes or modifications to such labels; provided that the Company shall ensure that all such labeling complies with applicable Law and the Packaging Specifications. Each Packaged Tablet and all labeling and packaging used in connection therewith shall include the trademark associated with such product, in the manner and to the extent specified in the Packaging Specifications. The Manufacturer agrees to use the specified labeling (and only such labeling) on the Packaged Tablets, and not to use such labeling on any other product. Any change or modification to any label shall be implemented by the Manufacturer (i) as soon as possible if required by Law, or (ii) within a reasonable timeframe to be agreed upon by the Parties, following the Manufacturer’s receipt of notification of such label changes; provided such changes or modifications meet Regulatory Requirements. The Company shall reimburse the Manufacturer for documented costs incurred in connection with any change made in accordance with this Section 2.4, including the costs of obsolescence of goods-in-

process, packaging materials and supplies, and finished goods not suitable for marketing in the Territory, provided, that the Company shall not be liable for any goods-in-process, packaging materials and supplies, and finished goods in excess of those quantities necessary for Manufacturer to meet the Company’s requirements, as set forth in the Rolling Monthly Forecast, for the first three complete calendar months following the date of such change. The Company shall own all IP on and related to such labeling of products. Notwithstanding the foregoing, to the extent that Manufacturer shall purchase certain packaging materials and supplies having extended lead times in order to satisfy its obligations under the terms of this Agreement, the Company shall purchase at cost plus fifteen (15%) percent (without additional mark up) all of such materials and supplies owned by Manufacturer at the time of any change made that are made obsolete as a result of such change.

2.5 Scope of Agreement. This Agreement is intended to cover certain Manufacturing and Packaging services with respect to Packaged Tablets. The Company has heretofore advised the Manufacturer of its intention to have finished Tablets manufactured in part by a qualified third party. The Company shall contract directly with such third party as it may select to perform such manufacturing services (the “Tablet Manufacturer”), it being expressly agreed that this Agreement shall not inure to the benefit of such third party. This Agreement shall not apply or have any effect with respect to orders placed for Product or Packaged Tablets pursuant to the supply arrangement between the Company and Novartis Pharmaceuticals Corporation.

2.6 Qualification of Secondary Source. The parties agree that at any time during the Term or following termination or expiration of this Agreement, Company at its sole cost and expense may qualify a source other than Manufacturer to Manufacture Products or perform Packaging services. Manufacture agrees to cooperate with Company in the qualification of the secondary source and assist in the obtaining of any necessary approvals at the Company’s cost plus $200 per man hour for time spent by Manufacturer’s employees, contractors or representatives in assisting Company in the qualification of such secondary source.

ARTICLE III

FORECASTS ORDERS AND SHIPMENT

3.1 Forecasting. In order to assist the planning of production runs for the Products and Packaged Tablets, the Company shall, within thirty (30) days of the Commencement Date and at least thirty (30) days in advance of the commencement of each calendar month during the Term of this Agreement, provide the Manufacturer with its good faith forecast for each month of the 18 months immediately following of the quantities of each of the Products and Packaged Tablets that the Company estimates it will be ordering during such months (“Rolling Monthly Forecast”). The Company shall forecast in amounts comprising full batch quantities, as such quantities are set forth on Schedule 3.1. The Manufacturer shall be entitled to order sufficient quantities of long lead time components to meet the Company’s forecasts.

3.2 Orders.

(a) The Company shall place orders for Products and Packaged Tablets in writing no less than ninety (90) days in advance of the Company’s requested delivery dates, and the Company shall deliver to Manufacturer sufficient quantities of API for such requested delivery meeting the API Specifications no less than 45 days prior to any such requested delivery date. Orders for Products and for Packaged Tablets shall not be combined into a single purchase order. Each order shall specifically refer to this Agreement and shall specify the quantity and description of each Product or Packaged Tablet ordered and the requested delivery date (which delivery dates shall not exceed two (2) times per month unless otherwise agreed to by the parties and shall not be on Saturday, Sunday or holiday). The minimum size of any order placed by the Company shall be a full batch in accordance with Schedule 3.1, except with the advance approval of the Manufacturer. The order forms shall be delivered to such location as the Manufacturer designates in writing to the Company from time to time. The date an order shall be deemed placed (the “Order Date”) shall be the earlier of (a) the date that the Manufacturer receives the order form containing said order, or (b) the date of receipt of the telexed or telecopied order. Each such order shall be a firm order (“Firm Order”) for which the Manufacturer is obligated to Manufacture Product and/or Package Tablets and the Company is obligated to take delivery. The parties agree to negotiate in good faith any changes proposed by Company to a Firm Order. Company shall be responsible for all costs associated with any changes to a Firm Order requested by Company and agreed to by Manufacturer. To the extent any conflict may exist between the terms of any purchase order and this Agreement, the terms of this Agreement will control.

(b) During any month during the Term, the Manufacturer shall not be required to supply more than one hundred twenty percent (120%) of the forecasted quantity of any Product or Packaged Tablet set forth in the most recent Rolling Monthly Forecast provided by the Company pursuant to Section 3.2(a) hereof for any monthly order. Provided that Manufacturer has the capacity and is not in default of its obligations hereunder, the Company shall purchase at least eighty percent (80%) (the “Monthly Purchase Requirement”) of the forecasted quantity of Products or Packaged Tablets set forth in the most recent Rolling Monthly Forecast provided by the Company pursuant to Section 3.2(a) for the applicable month. In the event Company fails to purchase the Monthly Purchase Requirement in any given month, it shall not be a default hereunder provided that Company (i) purchases at least fifty (50%) percent of such Monthly Purchase Requirement of Products and Packaged Tablets every month and (ii) purchases a cumulative quantity of Products and Packaged Tablets of at least eighty (80%) per cent of the Rolling Monthly Forecast for the applicable month and subsequent two (2) months.

(c) Within fifteen days of the Effective Date, Company shall submit to Manufacturer the initial Firm Order from the Commencement Date until June 30, 2004.

3.3 Delivery.

(a) The Manufacturer shall Manufacture and supply the Products and Packaged Tablets in response to Firm Orders placed by the Company, within 95% to 105% of the quantities ordered in each Firm Order in accordance with the terms of this Agreement, and the Company shall accept delivery of same. Delivery dates as set forth in any Firm

Order or confirmation thereof shall be deemed to be estimated only but shall become binding upon acceptance of the Firm Order by Manufacturer, provided that the Company has delivered to Manufacturer API in accordance with Section 3.2(a) hereof. The Manufacturer shall not be required to fill orders during any calendar quarter that exceed the Firm Orders placed by the Company prior to the commencement of such calendar quarter but shall make commercially reasonable efforts to do so. Each shipment of Products and Packaged Tablets shall be accompanied by a Certificate of Compliance (“COC”), in a form reasonably acceptable to both Parties which hereafter shall be attached hereto as Exhibit 3.3 and other documents as defined in the Quality Agreement between the Parties. Manufacturer shall be under no obligation to warehouse any Products, Tablets or Packaged Tablets after their release by Manufacturer, or any API, except for API to be used in the manufacture of Products within the following 90 days.

(b) All Products and Packaged Tablets shipped under this Agreement shall be shipped FCA Manufacturer’s shipping dock. The Company shall pay all freight, insurance charges, taxes, import and export duties, inspection fees and other charges applicable to the sale and transport of Products and Packaged Tablets purchased by the Company. Title and risk of loss and damages to Products purchased by the Company shall pass to the Company upon delivery to the carrier. In the event of damage or loss to the Products after delivery to the carrier, the Company shall be responsible to file claims with the carrier. The Manufacturer shall cooperate with the Company in the filing of such claims.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 Representations, Warranties and Covenants of Manufacturer. The Manufacturer hereby represents, warrants and covenants to the Company:

(a) Products. Provided that the API delivered by the Company to Manufacturer meets all of the API Specifications, all Products and Packaged Tablets delivered pursuant to the terms hereof by the Manufacturer (or any subcontractor thereof) to the Company during the Term will at delivery be in compliance with the Product Specifications and the Packaging Specifications respectively, cGMP, Regulatory Requirements and any other applicable Law and, at the time of delivery of the Products and the Packaged Tablets respectively, and the Products and the Packaged Tablets will be free from defects in materials and workmanship and shall not be adulterated or misbranded within the meaning of the Act. Manufacturer shall not willfully or intentionally disrupt or cause the disruption of the supply of Product or Packaged Tablets to Company.

(b) Authorization. This Agreement has been duly executed and delivered by the Manufacturer and constitutes valid and binding obligations of the Manufacturer, enforceable against the Manufacturer in accordance with its terms, except as enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other Laws relating to creditors’ rights generally and by general equitable principles. The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on the part of the Manufacturer.

(c) Absence of Conflicts. The execution, delivery and performance of this Agreement by the Manufacturer does not conflict with or constitute a default under any agreement, instrument or understanding, oral or written to which it is a party or by which it may be bound, does not conflict with any provision of any organizational document of the Manufacturer and does not conflict with or violate any applicable Law.

(d) Organization and Standing. The Manufacturer is a corporation, duly organized, validly existing and in good standing under the Laws of the State of Delaware.

(e) Power and Authority. The Manufacturer has corporate power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby.

(f) EXCEPT AS EXPRESSLY STATED TN THIS AGREEMENT, THE MANUFACTURER MAKES NO EXPRESS OR IMPLIED WARRANTY AS TO THE MERCHANTABILITY OF THE PRODUCTS, OR AS TO THEIR FITNESS FOR A PARTICULAR PURPOSE AND DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED.

4.2 Representations, Warranties and Covenants of the Company. The Company hereby represents, warrants and covenants to the Manufacturer:

(a) Authorization. This Agreement has been duly executed and delivered by the Company and constitutes valid and binding obligations of the Company, enforceable against the Company in accordance with its terms except as enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other Laws relating to or affecting creditors’ rights generally and by general equitable principles. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Company, its officers and directors.

(b) Absence of Conflicts. The execution, delivery and performance of this Agreement by the Company does not conflict with or constitute a default under any agreement, instrument or understanding, oral or written to which it is a party or by which it may be bound, does not conflict with any provision of any organizational document of the Company and does not conflict with or violate any applicable Law.

(c) Organization and Standing. The Company is a limited liability company, duly organized, validly existing and in good standing under the Laws of Delaware.

(d) Power and Authority. The Company has full corporate power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby.

(e) Compliance with Law. The Company covenants that the sale and distribution of the Products and the Packaged Tablets will be conducted in accordance with all applicable Law, including without limitation, as permitted in the NDA.

ARTICLE V

QUALITY ASSURANCE

5.1 Manufacturer’s Covenants. The Manufacturer hereby covenants during the Term it shall:

(a) manufacture, test and release the Products in conformity with the Product Specifications and all material applicable Law;

(b) perform the Packaging in conformity with the NDA, the Packaging Specifications and all material applicable Law;

(c) maintain during the Term and for a period thereafter consistent with Manufacturer’s policies and standard cGMP requirements all records as are necessary and appropriate to demonstrate compliance with the Act, applicable cGMP requirements and any other quality control standards of any Regulatory Authority in the Territory; and

(d) grant the Company the right, on reasonable advance notice and during normal business hours during the Term of this Agreement no more than twice per year, to inspect and audit the facilities and operations of the Manufacturer directly related to the Manufacture and supply of the Products and the Packaging in order to confirm compliance with the covenants contained in this Agreement; provided, however, the Manufacturer reserves the right to refuse access to any facilities where there is a risk to health or safety or to the security or quality of the Products, the Tablets, or any other products of the Manufacturer or its contractors.

(e) it will enter into all necessary compliance agreements designated by the Company and required by Law, including but not limited to agreements to cover adverse incident reporting;

5.2 The Company’s Covenants. The Company hereby covenants during the Term that:

(a) all API delivered to Manufacturer shall be in compliance with the API Specifications at the time of delivery to Manufacturer and shall include a COA from the supplier thereof;

(b) all Tablets shall have been tested by the Company and/or Tablet Manufacturer and shall be in compliance with the Tablet Specifications at the time of delivery to Manufacturer;

(c) it will hold, store, handle, ship, deliver, distribute and/or sell the Packaged Tablets in accordance with the Act, applicable cGMP requirements and material applicable Laws;

(d) it will enter into all necessary compliance agreements designated by the Manufacturer and required by Law, including but not limited to agreements to cover adverse incident reporting; and

(e) except as provided in this Agreement, upon delivery of the Products to the Company or its third party designee, and except for time in which Tablets are at the Manufacturer’s facility being Packaged, the Company shall be solely responsible for compliance with all quality control testing and other testing requirements set forth in this Agreement and all applicable Laws with respect to such Products, Tablets and Packaged Tablets.

5.3 Non-Conforming Products. (a) By Manufacturer. Notwithstanding any other provisions of this Agreement, the Company agrees, if so requested after being advised of the basis on which Manufacturer has requested return of the Products to return to the Manufacturer, at the Manufacturer’s expense, any Products that are, or are claimed to be, damaged or defective, or otherwise to dispose of such Products as the Manufacturer may direct. Upon such return, Manufacturer shall Manufacture at no cost to Company such quantity of Products alleged by Manufacturer to be damaged or defective and subject to Section 13.1 hereof reimburse Company for the loss or damage to the API arising from Manufacturer’s negligence, which negligence shall be limited to (i) mishandling or improper storage of the API, excipients, packaging materials, Granulations or containers in which any of the foregoing are stored or transported; (ii) mishandling, improper operation of or failure to maintain equipment; (iii) failure to follow batch records, standard operating procedures, Company’s written instructions or (iv) such other conduct determined to be negligent by a court of competent jurisdiction.

(b) By Company. Company shall have a period of thirty (30) days (forty-five (45) days if an outside testing laboratory is used) after the date of its receipt of a shipment of Products to inspect and accept or reject such shipment for non conformance with the Product Specifications or due to deviation from cGMPs, Regulatory Requirements or any material applicable Law in the Manufacture of the Product. If Company rejects such delivery of Product, it shall promptly notify Manufacturer and the Parties shall thereafter in good faith attempt to determine whether the Products did or did not conform to the Product Specifications and shall reasonably cooperate with each other for such purpose (including but not limited to providing the other party with reasonable access to all documents, filings and other materials in such Party’s possession or reasonably accessible to such Party and the Company’s provision to Manufacturer of samples of such delivery for testing). If either Company or Manufacturer determines that such shipment did not conform to the Product Specifications, either party may, if such party determines it to be relevant, submit samples to an independent laboratory of nationally recognized standing for testing and acceptable to both Parties. If such independent laboratory determines that the shipment conformed in all respects to the Product Specifications, Company shall bear all expenses of shipping and testing such shipment samples and shall be obligated to accept and pay for such shipment of Product. If such independent laboratory confirms that such shipment did not meet the Product Specifications in all respects, Seller shall, subject to the limitations of Section 13.1 relating to API, replace at no cost to Company, that portion of the Product shipment that does not conform to the Product Specifications, and shall bear all expenses of shipping and testing the shipment samples, including any costs incurred by Buyer in returning such Product to Seller or its nominee.

(c) During the Term, to the extent necessary to comply with applicable Laws or as approved in writing by the Company, the Company shall reimburse Manufacturer for the actual cost of validation and qualification, including analytic method testing of Manufacturer’s facility to the extent such costs relate to the services being provided by Manufacturer hereunder.

5.4 Rejection of Delivered Packaged Tablets. Within 30 days of receipt of any Packaged Tablet (forty-five (45) days if an outside laboratory is used), the Company shall perform such samplings and tests using validated test methods described in the applicable NDA, or equivalent filing, for the packaging of Packaged Tablets, to determine whether the Packaged Tablets meet the Packaging Specifications. It is understood and agreed that the Company will not perform sampling and testing until it has validated its-test methods. Any Product not refused within 30 days shall be deemed accepted. If the Company wishes to refuse acceptance, the Company shall, within such 30-day period, inform the Manufacturer of its refusal to accept the lot(s) and the reason therefore. In the event that the Company refuses or revokes acceptance, the Manufacturer, upon confirmation of the reasons for refusal of the Product, shall re-perform the Packaging. If the Manufacturer and the Company do not agree on the refusal or rejection of Packaged Tablets for reason of failure to meet the Packaging Specifications, then either party may refer the matter for final analysis to a specialized laboratory of national reputation acceptable to both parties for the purpose of determining the results. Any determination by such laboratory shall be final and binding upon the parties hereto and shall be paid for by the Party whose determination was not in accordance with the finding of such specialized laboratory.

5.5 Sample Retention. Manufacturer on behalf of both Company and Manufacturer shall retain representative samples and associated documentation from each lot of finished Product and Packaged Tablets for period required by applicable Regulatory Requirements and applicable Law.

ARTICLE VI

PRICE AND PAYMENTS

6.1 Manufacturing Fee. The prices for the supply of each Product (the “Manufacturing Fee”) and Packaged Tablets (the “Packaging Fee”) shall be equal to the prices set forth in Schedule 6.1; provided, however, the price for the Products and Packaged Tablets set forth in Schedule 6.1 shall be modified at the commencement of each Contract Year after the initial Contract Year as set forth in Section 6.2.

6.2 Fee Adjustment. Commencing on January 1, 2005 and, on each anniversary of the Effective Date thereafter, the price for both Products and Packaged Tablets for each Contract Year shall be increased to reflect all demonstrated increases in the cost to the Manufacturer of manufacturing the Products and the Packaging of Tablets. Notwithstanding

anything hereinto the contrary, the annual price increase for both Products and Packaged Tablets shall not exceed [***]%.

6.3 Invoices. Upon (i) delivery of each shipment of Products in accordance with Section 3.3 of this Agreement to the Tablet Manufacturer and (ii) delivery of Packaged Product to Company, the Manufacturer shall promptly invoice the Company for such delivery. The Manufacturer shall send all invoices to a single Company address.

6.4 Manner of Payment.

(a) The Company shall make all payments for Products and Packaged Product sold hereunder pursuant to this Article VI by check or by wire transfer in United States currency, without any offset or deduction of any nature whatsoever, within thirty (30) days after the date of the invoice (which shall not precede delivery) provided that this obligation shall not apply to any Products or Packaged Products that are rejected pursuant to Section 5.4 hereof until Company’s receipt of conforming replacement product in accordance with the terms of such section. All payments shall be made to such account as the Manufacturer shall have specified in writing to the Company with written confirmation of payment sent by facsimile to such address as the Manufacturer shall have specified in writing to the Company. If the Company fails to pay any invoiced amount when due, a service charge will be imposed by the Manufacturer equal to the lesser of one and one-half percent (1½%) or the highest rate permitted by Law of the outstanding amount for each month or portion thereof that such amount is overdue.

(b) Each shipment of Products to the Company shall constitute a separate sale, obligating the Company to pay therefor, whether said shipment be in whole or only partial fulfillment of any order or confirmation issued in connection therewith.

(c) The Company agrees not to make any deductions of any kind from any payments becoming due to the Manufacturer unless the Company shall have received written authorization from the Manufacturer authorizing such deduction.

6.5 Taxes. The Company shall bear solely the cost of any taxes, levies, duties or fees of any kind, nature or description whatsoever applicable to the sale and transportation of any Products sold by the Manufacturer to the Company, and the Company shall forthwith pay to the Manufacturer all such sums upon demand. The Company shall provide to the Manufacturer any applicable sales, use or resale tax exemption certificates prior to shipment of any Products.

ARTICLE VII

REGULATORY MATTERS; RECORDS

7.1 Inspections. The Manufacturer shall be responsible at its sole expense for handling and responding to any FDA or other Governmental Entity inspections with respect to its Manufacture of the Products or Packaging of the Packaged Tablets during the Term of this

[***]:  Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

Agreement. The Manufacturer shall provide to the Company with prompt notice (not to exceed two (2) business days) of any FDA or other Regulatory Authority inspections of the facility and notify Company of any material observations made during such inspection. Manufacturer shall provide to the Company any information reasonably requested by the Company and all information requested by any Regulatory Authority concerning any governmental inspection related to the Products or Packaged Tablets. To the extent the Manufacturer requires the assistance of the Company in order to fulfill its obligations pursuant to this Section 7.1, the Company agrees to fully cooperate and assist the Manufacturer at the Manufacturer’s expense. Notwithstanding any provision herein to the contrary, Manufacturer shall provide Company with the opportunity to comment to Manufacturer on any filings, notices or other correspondence with any regulatory Authority that relates to or reasonable could affect the Manufacture, Packaging or supply of Products or Packaged Tablets hereunder.

7.2 Reporting. Except as to responsibilities which Manufacturer may not as a matter of law transfer, during the Term of this Agreement, the Company will be responsible for any reporting of matters regarding the Manufacture, Packaging and supply of the Products and/or Packaged Tablets to the FDA or other Regulatory Authority, as the case may be, in accordance with applicable Law, provided that Manufacturer provides Company all information in its possession or control required to prepare any such reports. Manufacturer shall promptly furnish copies of such reports to the Company. The Manufacturer shall also advise the Company of any occurrences or information that arises out of the manufacturing activities of the Manufacturer or its contractors that have or could reasonably be expected to have adverse regulatory compliance or reporting consequences concerning the Products and/or Packaged Tablets.

7.3 Permits, Licenses and Approvals. During the Term of this Agreement, the Manufacturer shall have primary responsibility to and shall maintain all regulatory and governmental permits, licenses and approvals that are necessary for the Manufacture, Packaging and shipment of the Products and/or Packaged Tablets to the Company; provided, however, that the Parties understand and agree that the Company owns the NDA and, as a result, the Company will be responsible for any and all NDA-related filings required pursuant to this Section 7.3. Each Party agrees that, to the extent required to fulfill their respective obligations under this Section 7.3, each Party will reasonably cooperate and assist the other party at the requesting Party’s expense.

7.4 Complaints; Recalls; Market Withdrawals; Adverse Reactions.

(a) Complaints. Product complaint reports concerning the Manufacture or supply of Products or Packaged Tablets received by the recipient will be faxed within two (2) Business Days after receipt to the other party to:

Novartis Consumer Health, Inc.

200 Kimball Drive

Parsippany, New Jersey

Attn: Director of Quality Assurance

Fax: 973-503-8413

Reliant Pharmaceuticals, LLC

110 Allen Road

Liberty Corner, New Jersey 07938

Attn: Quality Assurance Department

Fax: 908-542-9405

The Parties shall cooperate with each other to investigate all complaints associated with the Products or Packaged Tablets and complete a written report reasonably satisfactory to both parties.

(b) Recalls. In the event that either party shall be required to initiate a Recall (as defined herein) with respect to any Product or Packaged Tablet provided under this Agreement, the party shall promptly notify the other party in writing. Except where one party is required by Law to do so, Company shall have the sole and exclusive right to initiate the Recall and shall provide Manufacturer with written notice thereof. In the event of such a recall, the provisions of Section 7.4(c) shall be applicable.

(c) Cost of Recall. In the event that any Product, Tablet or Packaged Tablet Manufactured or Packaged hereunder is quarantined or recalled, or is subject to field alert, product withdrawal or stop-sale action, whether voluntary or by governmental action (collectively, a “Recall”), it is agreed and understood that any expenses, including reasonable fees of any experts or attorneys that may be utilized by either party, government fines or penalties, related to such recall, quarantine or stop-sale, shall be borne by the Company unless it is determined that the sole cause necessitating such a Recall is that either (i) the Products at issue are non-compliant with the Product Specifications at the time that such Products are released by Manufacturer, except to the extent that such non-compliance should reasonably have been detected in connection with the bulk tablet release testing, or (ii) the Packaged Tablets at issue are non- compliant with the Packaging Specifications at the time that such Packaged Tablets are released by Manufacturer and such non-compliance is not due to the negligence or intentional malfeasance of any party other than the Manufacturer, in which case Manufacturer shall be liable for up to the limits set forth in Section 13.1 hereof.

7.5 Adverse Reactions. The Company and the Manufacturer shall observe the procedures and notification requirements with respect to Adverse Reactions described in Schedule 7.5 attached hereto.

7.6 Insurance. At all times during the Term of this Agreement, both the Company and Manufacturer shall each maintain, or self-insure for, product liability insurance and recall insurance written on a claims-made basis in an amount of not less than $5,000,000 annual aggregate.

7.7 Quality Agreement. Within at least thirty (30) days following the Effective Date of this Agreement, the Parties shall mutually agree upon a Quality Agreement which will appropriately address regulatory, operational and quality responsibilities (the “Quality Agreement”). The Quality Agreement will include a key contact list for each party.

ARTICLE VIII

TERM AND TERMINATION

8.1 Term. This Agreement shall commence as of the Commencement Date and shall expire on the fifth (5th) Anniversary of the Commencement Date (the “Initial Term”). Thereafter, the Agreement shall automatically renew for up to three (3) successive one (1) year renewal terms (each one year term after the Initial term a “Renewal Term”) (the Initial Term and all Renewal Terms collectively, the “Term”) unless either Party gives the other twelve (12) months prior written notice of its intention not to renew.

8.2 Termination. Subject to the Manufacturer’s obligations under Section 8.4 below, either Party shall have the right to terminate this Agreement with immediate effect upon written notice to the other upon the occurrence of either of the following:

(a) the other Party files a petition in bankruptcy, or enters into an agreement with its creditors, or applies for or consents to the appointment of a receiver or trustee, or makes an assignment for the benefit of creditors, or becomes subject to involuntary proceedings under any bankruptcy or insolvency Law; or

(b) the other Party fails to cure any noncompliance with any of the terms and conditions hereof within sixty (60) days prior written notice delivered to the non- compliant Party by the other Party.

8.3 Effect of Termination. If this Agreement is terminated pursuant to Section 8.2:

(a) Termination of this Agreement shall not affect any obligations of either party incurred prior to its termination including without limitation, each party’s obligation with respect to any Firm Orders that have been submitted.

(b) If the Company shall default in the payment of any indebtedness to the Manufacturer when and as the same shall become due and payable, and if such default shall continue for a period of ten (10) days after written notice of such default shall have been given to the Company, then all of the liabilities and obligations of the Company to the Manufacturer, whether then due or not, shall become immediately due and payable.

(c) The termination of this Agreement shall not release the Company from the obligation to pay any sum that may be owing to the Manufacturer (whether then or thereafter due to the Manufacturer) or operate to discharge any liability or obligation that had been incurred by either party prior to any such termination.

(d) During the period between the giving of any notice of termination pursuant to this Article VIII and the effective date of the termination as set forth in such notice, all Products shall be delivered to the Company solely on a C.O.D. basis.

8.4 Termination or Expiration of Agreement Validation and Qualification Costs.

(a) Upon the termination or expiration of this Agreement, the Manufacturer shall transfer, or shall cause to be transferred at the Company’s sole expense, all remaining API, Products, Packaged Tablets and raw materials (including artwork and film pertaining to the labeling of boxes, cartons and prescribing information) relating to the Products then owned or held by the Manufacturer and acquired in reasonable quantities during the Term of this Agreement to fulfill the Manufacturer’s obligations hereunder. Such raw materials shall be invoiced to the Company at cost, plus 15%, and such Products and Packaged Tablets shall be invoiced at the then-current price.

(b) It is understood and agreed that the Company shall be responsible for all Manufacturing of the Products and Packaging of Tablets after the earlier of the termination or expiration of this Agreement or in connection with the use of an Alternate Supplier. In addition, it is understood and agreed that the Company shall be responsible, at its sole expense, for the validation and qualification, including analytic method testing, of any manufacturing facility to be used by the Company during or after the term of this Agreement. For purposes of this Section 8.4(b), “manufacturing” shall mean the manufacture of Products, including mix, fill and finish, and the manufacture of active bulk components and Packaging of Tablets. Manufacturer shall cooperate and assist Company in the transfer of Manufacturing to a third party during the Term or following termination or expiration of this Agreement at the Company’s cost plus $200 per man hour for time spent by Manufacturer’s employees, contractors or representatives; provided however, the Company shall not be invoiced for the first 125 man hours if the Company terminates this Agreement in accordance with Section 8.2(b).

(c) To facilitate the Company’s use of the Product Manufacturing Technology subsequent to the termination or expiration of this Agreement, upon such termination, expiration or earlier upon the reasonable request of the Company, the Manufacturer agrees to provide, and use commercially reasonable efforts to cause its contractors to provide, the Company with (i) reasonable access to the facilities of the Manufacturer and its contractors and (ii) for a period of 60 days after such termination or expiration, reasonable access to the personnel of the Manufacturer and its contractors, in any case limited to those facilities or personnel directly responsible for the manufacturing of the Products. The Company hereby agrees to reimburse the Manufacturer or its contractors, as the case may be, for all out-of-pocket expenses incurred in connection with personnel of the Manufacturer or its contractors assisting the Company at any location other than such person’s regular place of work and to pay the Manufacturer an amount equal to $200 per man hour for time spent by Manufacturer’s employees, contractors or representatives.

(d) Termination or expiration of this Agreement shall not relieve the Parties of any obligation accruing prior to such termination. The rights and obligations of the Parties under Sections 8.3, 8.4, 10.1, Article VI, Article XI and Article XIII of this Agreement shall survive the expiration or termination of this Agreement.

(e) Upon the expiration or termination of this Agreement, the Manufacturer and the Company shall promptly return all confidential information that it was provided by the other Party pursuant to this Agreement.

8.5 Termination Rights Construction. For the purposes of interpreting termination rights hereunder, the Manufacture of Products on the one hand and the Packaging of Tablets on the other hand shall be deemed to be separate services such that a right to terminate one such set of services by either Party shall not create or result in a right to terminate the other.

ARTICLE IX

FORCE MAJEURE

9.1 Force Majeure. Except as otherwise expressly set forth in this Agreement, neither Party shall be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term or provision of this Agreement (other than the payment of money) when such failure or delay shall be caused (directly or indirectly) by fire; flood; accident; explosion; equipment or machinery breakdown; sabotage; strike or any labor disturbance; civil commotions; riots; invasions; acts of terrorism; wars; acts, restraints, requisitions, regulations, or directions of any Governmental Entity; compliance by the either party with any request of any Governmental Entity; compliance by either party with any request for material represented to be for purposes of (directly or indirectly) producing articles for national defense or national defense facilities; shortage of labor, fuel, power or raw materials; inability to obtain supplies; failure of normal sources of supply; inability to obtain or delays of transportation facilities; any act of God; or any cause (whether similar or dissimilar to the foregoing) beyond the reasonable control of the other party. The party claiming an event of force majeure shall promptly notify the other party in writing and provide full particulars of the cause or event and also keep the other party informed of any further developments. The party so affected shall use commercially reasonable efforts to remove the cause of the non-performance and resume performance hereunder. If by reason of such causes the Manufacturer’s supply of any products shall be limited which requires an allocation to be made, Manufacturer shall meet the needs of Company on a basis no less favorable than pro rata on a volume basis to its own internal needs. If the period of non-performance as result of a force majeure event exceeds an aggregate of ninety (90) days within a six (6) month period, either party may terminate this Agreement.

ARTICLE X

CONFIDENTIALITY

10.1 Nondisclosure and Nonuse Obligation. Either party (the “Disclosing Party”) or its contractors may, from time to time, give the other party (the “Recipient”) valuable information of a technical or non-technical nature that is not generally known to the trade or public. Both parties agree that they will not disclose to anyone in any manner whatsoever (except as authorized in writing by the Disclosing Party) any such information, including information relating in any way to the Products, processes, and services of Disclosing Party or its contractors, which becomes known to the Recipient during the period that this Agreement is in effect. The obligations of this Article X shall not apply to information (i) that is known to the Recipient as shown by written records prior to its disclosure by Disclosing Party or its contractors; (ii) that becomes public information or is generally available to the public other than by an unauthorized act or omission of Recipient; or (iii) that is received by the Recipient from third parties who are in rightful possession of such information and who are lawfully entitled to disclose such information to the Recipient. Upon termination of this Agreement, both parties shall return to the other all documents that include confidential information of the other or its contractors, including all copies of such documents, and shall make no further use of such information.

ARTICLE XI

INDEMNIFICATION

11.1 By Manufacturer. Except as may be limited by Section 13.1 of this Agreement, from and after the Effective Date, the Manufacturer shall indemnify, defend and hold harmless the Company and its Affiliates and their respective officers, directors, employees, agents, advisors and shareholders (“Company Indemnified Parties”) from and against any and all suits, claims, judgments, losses, liabilities, costs or expenses (including reasonable attorneys fees) and damages of any kind or character (“Losses”) which any Company Indemnified party may suffer or incur either directly or indirectly or in connection with any suits, claims, demands, actions, causes of action, liabilities, proceedings, investigations, inquiries, injunctions or regulatory actions by a third party to the extent such Losses arise from or arising solely from a breach by the Manufacturer of any of its representations, warranties, agreements, covenants or obligations contained in or made pursuant to this Agreement.

11.2 By The Company. From and after the Effective Date, the Company shall indemnify, defend and hold harmless the Manufacturer and its Affiliates and their respective officers, directors, employees, agents, advisors and shareholders (“Manufacturer Indemnified Parties”) from and against any and all Losses which any Manufacturer Indemnified Party may suffer or incur either directly or indirectly in connection with any suits, claims, demands, actions, causes of action, liabilities, proceedings, investigations, inquiries, injunctions or regulatory actions by a third party to the extent such Losses by a third party arise from product liability claims brought by third parties or a breach by the Company of any of its representations, warranties, agreements, covenants or obligations contained in or made pursuant to this Agreement, except where such Losses arise from the negligence or willful misconduct of the Manufacturer or solely from a breach by the Manufacturer of any of its representations, warranties, agreements, covenants or obligations under this Agreement.

ARTICLE XII

INTELLECTUAL PROPERTY RIGHTS

12.1 License. The Company hereby grants to the Manufacturer, and to each contractor which the Manufacturer may cause to manufacture and supply Products or Packaged Tablets, (as provided in Section 13.2A below) for the Term of this Agreement, a limited royalty-free, nontransferable right and license under the Product Intellectual Property, such license to be nonexclusive in the Territory to Manufacture, Package and supply the Products and/or Packaged Tablets to and for the Company without limitation to the purchase obligations of the Company and its Affiliates under Section 2.1 hereof.

12.2 Inventions. Each Party shall own all right, title to and interest in any inventions, discoveries or innovations, whether patentable or not, that such Party or its employees or agents may make in performing such Party’s obligations hereunder (the “IP”).

ARTICLE XIII

MISCELLANEOUS

13.1 LIMITATION ON LIABILITY.

NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, NONE OF THE MANUFACTURER, THE COMPANY OR THEIR RESPECTIVE AFFILIATES SHALL BE LIABLE TO THE OTHER FOR PUNITIVE OR EXEMPLARY DAMAGES WHETHER IN CONTRACT, WARRANTY, NEGLIGENCE, TORT, STRICT LIABILITY OR OTHERWISE, ARISING OUT OF OR RELATING TO THIS AGREEMENT. IN ADDITION, NONE OF THE MANUFACTURER, THE COMPANY OR THEIR RESPECTIVE AFFILIATES SHALL BE LIABLE TO THE OTHER FOR SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, WHETHER IN CONTRACT, WARRANTY, NEGLIGENCE, TORT, STRICT LIABILITY OR OTHERWISE, ARISING OUT OF OR RELATING TO THIS AGREEMENT; PROVIDED, HOWEVER, IN THE EVENT OF FRAUD OR INTENTIONAL MALFEASANCE (WHICH SHALL NOT BE DEEMED TO INCLUDE BREACH OF CONTRACT CLAIMS) THE INJURED PARTY SHALL BE ENTITLED TO COLLECT SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES IF AWARDED BY A COURT OF COMPETENT JURISDICTION, BUT UNDER NO CIRCUMSTANCES SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR PUNITIVE OR EXEMPLARY DAMAGES. THE FOREGOING EXCLUSIONS ARE NOT INTENDED TO, NOR SHALL, EXCLUDE ACTUAL OR COMPENSATORY DAMAGES. COMMENCING AS OF THE EFFECTIVE DATE AND CONTINUING UNTIL THE FIRST ADJUSTMENT DESCRIBED IN SECTION 13.2 HEREIN, MANUFACTURER’S LIABILITY TO THE COMPANY FOR THE REPLACEMENT COST OF API PURSUANT TO THIS AGREEMENT, SHALL BE LIMITED TO $200,000 PER BATCH. EXCEPT IN THE CASE OF FRAUD OR INTENTIONAL MALFEASANCE WHICH SHALL NOT BE SUBJECT TO ANY LIMITATION OF LIABILITY EXCEPT AS EXPRESSLY PROVIDED ABOVE IN THIS SECTION 13.1, MANUFACTURER’S AGGREGATE LIABILITY FOR ALL OTHER CLAIMS HEREUNDER SHALL NOT EXCEED $5,000,000, EXCLUSIVE OF ANY LIABILITY FOR THE REPLACEMENT COST OF API PURSUANT TO THE SENTENCE IMMEDIATELY PRECEDING.

13.2 Adjustment of Liability Limit. On January 1 of each Contract Year after the first Contract Year, Company shall have the option on written notice to Manufacturer to adjust the limit of liability for API that Manufacturer assumes hereunder for such Contract Year, it being the express understanding of the parties that the price that the Company pays per batch for Product shall be increased or decreased, as the case may be, such that the cost of Products per batch is equal to $[***](plus any adjustments made pursuant to section 6.2 hereof), plus [***]([***]%) percent of the adjusted per event liability limit.

13.3. Assignment. Neither party shall assign or otherwise transfer this Agreement or any interest herein or any right hereunder without the prior written consent of the

[***]:  Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

other party which consent shall not be unreasonably withheld, delayed or conditioned and any such purported assignment, transfer, or attempt to assign or transfer any interest or right hereunder without the prior written consent of the other party shall be null, void and of no effect provided however that either party may assign and delegate its rights and duties hereunder without obtaining such consent (a) to any Affiliate of such party or (b) to any person or entity that acquires substantially all of the business or assets of such party to which this Agreement relates. For purposes of this Section 13.2, none of the following shall constitute an assignment by Company: (a) conversion of Company from a limited liability company to a corporation (whether such conversion is effected by statutory conversion provisions, merger or otherwise), or (b) the issuance of debt or equity securities by Company in connection with any financing transaction.

13.4. Subcontractors. Manufacturer shall not engage any third party to perform any of the Manufacturing, Packaging, or other services required in the Manufacture or Packaging of the Products or Packaged Tablets without the prior written consent of the Company, which consent will not be unreasonably withheld, delayed or conditioned. Such consent is not required if the third party contractor (i) is listed in the Product’s approved NDA on file with the FDA, or (ii) performs any of the services required in the manufacture of the Products, as of the Commencement Date. In any instance where Manufacturer utilizes a third party to perform any of the services hereunder, Manufacturer shall continue to be primarily liable to Company hereunder.

13.5. Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable by any Law or public policy, the remaining provisions of this Agreement shall nevertheless remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

13.6. Notices. All notices or other communications which are required or permitted hereunder shall be in writing and delivered personally, sent by telecopier (and promptly confirmed by personal delivery, registered or certified mail or overnight courier), sent by nationally-recognized overnight courier or sent by registered or certified mail, postage prepaid, addressed as follows:

If to the Manufacturer, to:

Novartis Consumer Health, Inc.

200 Kimaball Drive

Parsippany, New Jersey 07054

Attention: Vice President of Supply and Logistics

with a copy (which shall not constitute notice) to:

General Counsel (same address)

If to the Company, to:

Reliant Pharmaceuticals, LLC

110 Allen Road

Liberty Corner, New Jersey 07938

Attn: President

with a copy (which shall not constitute notice) to:

General Counsel (same address)

or to such other address as the Party to whom notice is to be given may have furnished to the other Party in writing in accordance herewith. Any such communication shall be deemed to have been given when delivered. It is understood and agreed that this Section 13.4 is not intended to govern the ordinary course of business communications necessary between the Parties in performing their duties, in due course, under the terms of this Agreement, including the placement of orders and the delivery of forecasts.

13.7. Applicable Law. This Agreement shall be governed by and construed in accordance with the Laws of the State of New York, without giving effect to principles of conflict of Laws thereof.

13.8. Entire Agreement. This Agreement and the attached Schedules and Exhibits, which are incorporated herein, constitute the entire agreement between the Parties with respect to the subject matter hereof and all prior agreements with respect hereto are superseded. Each Party confirms that it is not relying on any representations, warranties, covenants or understandings of any kind, nature or description whatsoever of the other Party, except such as are as specifically set forth herein, except that nothing herein shall be construed as intended to relieve or release the Company from its obligation to make payment of monies or satisfy any other obligations which the Company may owe to the Manufacturer. No amendment or modifications hereof shall be binding upon the Parties unless set forth in a writing specified to be an explicit amendment to this Agreement duly executed by authorized representatives of both Parties. The parties recognize that, during the Term of this Agreement, a purchase order, acknowledgement form or similar routine document (collectively “Forms”) may be used to implement or administer provisions of this Agreement. Therefore, the parties agree that the terms of this Agreement shall prevail in the event of any conflict between this Agreement and the printed provision of such Forms, or typed provisions of Forms that add to, vary, modify or are at conflict with the provisions of this Agreement with respect to the Products sold during the Term of this Agreement.

13.9 Headings. The headings used in this Agreement are intended for convenience only and shall not be considered part of the written understanding between the Parties and shall not affect the construction of this Agreement.

13.10. Independent Contractors. The relationship between the Manufacturer and the Company is solely that of buyer and seller. It is expressly agreed that the Manufacturer, on the one hand, and the Company, on the other hand, shall be independent contractors and that neither the relationship between the Parties nor this Agreement shall be construed as creating a partnership, joint venture or agency. Neither the Manufacturer, on the one hand, nor the Company, on the other hand, shall have the authority to make any statements, representations or commitments of any kind, or to take any action or to incur any liability or obligation which shall be binding on the other, without the prior consent of the other Party to do so. All persons employed by a Party shall be employees of such Party and not of the other Party and all costs and obligations incurred by reason of any such employment shall be for the account and expense of such Party.

13.11 Waiver. The waiver by either Party of any right hereunder or the failure to perform or of a breach by the other Party shall not be deemed a waiver of any other right hereunder or of any other breach or failure by said other Party whether of a similar nature or otherwise.

13.12 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

13.13. No Benefit to Third Parties. The representations, warranties, covenants and agreements set forth in this Agreement are for the sole benefit of the Parties and their successors and permitted assigns, and nothing herein, express or implied, is intended to or shall confer upon any person or entity any legal or equitable rights, benefits or remedies.

13.14. New Supplier of API. The Manufacturer shall use commercially reasonable efforts to assist the Company, during the Term to (i) locate and qualify a new supplier of API that meets cGMP Requirements, the API Specifications and applicable Law (“Compliant API”) for the Products and (ii) provide such documents and take such other actions as are necessary to allow the Company to list and obtain FDA approval for the new supplier as an alternate supplier of API in the NDA. The Company shall have the responsibility of locating and qualifying a new supplier of Compliant API for use in manufacturing the Products, provided that whether or not the Company is successful in doing so during the Term shall not be a basis for force majeure to apply for the benefit of the Manufacturer during the Term, or excuse or delay Manufacturer’s obligations to deliver Products pursuant to this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

Reliant Pharmaceuticals, LLC	Novartis Consumer Health, Inc.

By:	By:
Name:	Name:
Title:	Title:

Exhibit 3.3

Novartis Consumer Health
P.O. Box 83288
Lincoln, NE 68501-3288

Certificate of Compliance

Novartis Consumer Health Inc. (NCH) hereby certifies that the finished product,

30-count DynaCirc CR 5 mg Tablets (Patheon Basle API)

conforms to the filed Novartis specification requirements.

Current Good Manufacturing Practices were followed during the manufacture of this lot(s).

NCH Bulk Tablet Lot No.	NCH Packaged Lot No.	Date of First Mix of Raw Material	Exp. Date	Deviation Report Attached	Quantity (in bottles)	NCH Batch Numbers (granulation)
10040412 10040413 10040414 10040415 10040420	6GG0185	3/12/07	2/10	N/A	93456	10026303 Active 10025614 Osmotic

The batch records for this lot(s) have been reviewed and released by Novartis Consumer Health Quality Assurance.

This product was manufactured and packaged in the United States in accordance with United States’ Food & Drug (USFDA) laws, and meets all applicable specifications and requirements.

Marci Pedersen, Quality Assurance

8/03/2007

NOVARTIS CONSUMER HEALTH

ANALYTICAL REPORT

PRODUCT: DYNACIRC CR 5 MG TABLETS (MFG BY PATHEON)
PRODUCT CODE:	235002	DOC. ID: LBM-038-07
SAMPLE IDENT:	10040412
BATCH NUMBER:	10040412
LOT NUMBER:	6GG0185
DATE LOGGED:	7/26/2007	DATE MFG’D: 03/12/07
BATCH SIZE:	566,164	EXPIRATION DATE: 02/28/10
STRENGTH/SAMPLE TYPE: BULK PRODUCT FROM PATHEON

TEST METHOD		PRODUCT LIMITS	TEST RESULTS

OSMOTIC LAYER LOT NUMBER
OSMOTIC LAYER LOT NUMBER:
OSMOTIC LAYER LOT NUMBER: 10025614

TE’D FROM PATHEON CofA.		(PATHEON LOT NUMBER: 3058764)

DRUG LAYER LOT NUMBER
DRUG LAYER LOT NUMBER:
DRUG LAYER LOT NUMBER: 10026303

TE’D FROM PATHEON CofA.		(PATHEON LOT NUMBER: 3058764)

PATHEON LOT NUMBER
PATHEON LOT NUMBER:
PATHEON LOT NUMBER: 3058764

REF:	PR 200702392

LBM-038-07 CERTIFICATE VERIFICATION

MEETS REQUIREMENTS; CERTIFICATE OF ANALYSIS RESULTS CONFORM TO NOVARTIS REQUIREMENTS FOR ALL REQUIRED SPECIFICATION TESTS. PRESENCE OF THE FOLLOWING INFORMATION IS VERIFIED: (1)MANUFACTURER’S NAME, (2)MANUFACTURER’S LOT OR SEQUENCE NUMBER, (3) PRODUCT NAME OR CODE NUMBER, AND (4) STATEMENT OF CONFORMANCE TO (a)MANUFACTURING INSTRUCTIONS (b)cGMPS (c) CURRENT SPECIFICATIONS

PASS

Statement of Compliance

The above mentioned lot has been manufactured in compliance with Good Manufacturing Practices as outlined in the Code of Federal Regulations. The manufacturing complies with Novartis Consumer Health approved Standard Operating Procedures, Departmental Operating Procedures and Product Testing.

APPROVED BY: LESLEY WEIR

DATE APPROVED: 7/27/2007

APPROVED:

1

8/03/2007

NOVARTIS CONSUMER HEALTH
ANALYTICAL REPORT

PRODUCT: DYNACIRC CR 5 MG TABLETS (MFG BY PATHEON)
PRODUCT CODE:	235002	DOC. ID: LBM-038-07
SAMPLE IDENT:	10040412
BATCH NUMBER:	10040412
LOT NUMBER:	6GG0185
DATE LOGGED:	7/26/2007	DATE MFG’D: 03/12/07
BATCH SIZE:	566,164	EXPIRATION DATE: 02/28/10
STRENGTH/SAMPLE TYPE: BULK PRODUCT FROM PATHEON

TEST METHOD	PRODUCT LIMITS	TEST RESULTS

LBM-038-07 DESCRIPTION: DYNACIRC CR TABLETS, 5 MG
A LIGHT PINK, ROUND, STANDARD BICONVEX AND FILM COATED TABLET. PRINTING IS IN RED WITH “DYNACIRC CR” IN A SEMICIRCLE AND “5” CENTERED BELOW THE SEMICIRCLE.		PASS

Statement of Compliance

The above mentioned lot has been manufactured in compliance with Good Manufacturing Practices as outlined in the Code of Federal Regulations. The manufacturing complies with Novartis Consumer Health approved Standard Operating Procedures, Departmental Operating Procedures and Product Testing.

APPROVED BY: LESLEY WEIR

DATE APPROVED: 7/27/2007

APPROVED:

2

8/03/2007

NOVARTIS CONSUMER HEALTH
ANALYTICAL REPORT

PRODUCT: DYNACIRC CR 5 MG TABLETS (MFG BY PATHEON)
PRODUCT CODE:	235002P		DOC. ID: LBM-038-07
SAMPLE IDENT:	10040412	6GG0185
BATCH NUMBER:	10040412
LOT NUMBER:	6GG0185
DATE LOGGED:	8/03/2007		DATE MFG’D: 03/12/07
BATCH SIZE:			EXPIRATION DATE: 02/28/10
STRENGTH/SAMPLE TYPE: PACKAGED PRODUCT (MFG BY PATHEON)

TEST METHOD	PRODUCT LIMITS	TEST RESULTS

PACKAGED RETAINED SAMPLE RECORD
BOX NUMBER	No limits specified	2615
NO. OF SAMPLES	No limits specified	7
FILING DATE (10YYMMDD)	No limits specified	10070803
EXPIRATION DATE (10YYMMDD)	No limits specified	10100228
ITEM NUMBER	No limits specified	100000325
PALLET NUMBER	No limits specified	751

LBM-038-07 DESCRIPTION: DYNACIRC CR TABLETS, 5 MG		PASS
A LIGHT PINK, ROUND, STANDARD BICONVEX AND FILM COATED TABLET. PRINTING IS IN RED WITH “DYNACIRC CR” IN A SEMICIRCLE AND “5” CENTERED BELOW THE SEMICIRCLE.

Statement of Compliance

The above mentioned lot has been manufactured in compliance with Good Manufacturing Practices as outlined in the Code of Federal Regulations. The manufacturing complies with Novartis Consumer Health approved Standard Operating Procedures, Departmental Operating Procedures and Product Testing.

APPROVED BY: LESLEY WEIR

DATE APPROVED: 8/03/2007

APPROVED:

3

8/03/2007

NOVARTIS CONSUMER HEALTH
ANALYTICAL REPORT

PRODUCT: DYNACIRC CR 5 MG TABLETS (MFG BY PATHEON)
PRODUCT CODE:	235002	DOC. ID: LBM-038-07
SAMPLE IDENT:	10040413
BATCH NUMBER:	10040413
LOT NUMBER:	6GG0185
DATE LOGGED:	7/26/2007	DATE MFG’D: 03/12/07
BATCH SIZE:	561,056	EXPIRATION DATE: 02/28/10
STRENGTH/SAMPLE TYPE: BULK PRODUCT FROM PATHEON

TEST METHOD		PRODUCT LIMITS	TEST RESULTS

OSMOTIC LAYER LOT NUMBER
OSMOTIC LAYER LOT NUMBER:
OSMOTIC LAYER LOT NUMBER: 10025614

TE’D FROM PATHEON CofA.		(PATHEON LOT NUMBER: 3058765)

DRUG LAYER LOT NUMBER
DRUG LAYER LOT NUMBER:
DRUG LAYER LOT NUMBER: 10026303

TE’D FROM PATHEON CofA.		(PATHEON LOT NUMBER: 3058765)

PATHEON LOT NUMBER
PATHEON LOT NUMBER:
PATHEON LOT NUMBER: 3058765

REF:	PR 200702393

LBM-038-07 CERTIFICATE VERIFICATION

MEETS REQUIREMENTS; CERTIFICATE OF ANALYSIS RESULTS CONFORM TO NOVARTIS REQUIREMENTS FOR ALL REQUIRED SPECIFICATION TESTS. PRESENCE OF THE FOLLOWING INFORMATION IS VERIFIED: (1)MANUFACTURER’S NAME, (2)MANUFACTURER’S LOT OR SEQUENCE NUMBER, (3) PRODUCT NAME OR CODE NUMBER, AND (4) STATEMENT OF CONFORMANCE TO (a)MANUFACTURING INSTRUCTIONS (b)cGMPS (c) CURRENT SPECIFICATIONS

PASS

Statement of Compliance

The above mentioned lot has been manufactured in compliance with Good Manufacturing Practices as outlined in the Code of Federal Regulations. The manufacturing complies with Novartis Consumer Health approved Standard Operating Procedures, Departmental Operating Procedures and Product Testing.

APPROVED BY: LESLEY WEIR

DATE APPROVED: 7/27/2007

APPROVED:

1

8/03/2007

NOVARTIS CONSUMER HEALTH
ANALYTICAL REPORT

PRODUCT: DYNACIRC CR 5 MG TABLETS (MFG BY PATHEON)
PRODUCT CODE:	235002	DOC. ID: LBM-038-07
SAMPLE IDENT:	10040413
BATCH NUMBER:	10040413
LOT NUMBER:	6GG0185
DATE LOGGED:	7/26/2007	DATE MFG’D: 03/12/07
BATCH SIZE:	561,056	EXPIRATION DATE: 02/28/10
STRENGTH/SAMPLE TYPE: BULK PRODUCT FROM PATHEON

TEST METHOD	PRODUCT LIMITS	TEST RESULTS

LBM-038-07 DESCRIPTION: DYNACIRC CR TABLETS, 5 MG
A LIGHT PINK, ROUND, STANDARD BICONVEX AND FILM COATED TABLET. PRINTING IS IN RED WITH “DYNACIRC CR” IN A SEMICIRCLE AND “5” CENTERED BELOW THE SEMICIRCLE.		PASS

Statement of Compliance

The above mentioned lot has been manufactured in compliance with Good Manufacturing Practices as outlined in the Code of Federal Regulations. The manufacturing complies with Novartis Consumer Health approved Standard Operating Procedures, Departmental Operating Procedures and Product Testing.

APPROVED BY: LESLEY WEIR

DATE: APPROVED: 7/27/2007

APPROVED:

2

8/03/2007

NOVARTIS CONSUMER HEALTH
ANALYTICAL REPORT

PRODUCT: DYNACIRC CR 5 MG TABLETS (MFG BY PATHEON)
PRODUCT CODE:	235002P		DOC. ID: LBM-038-07
SAMPLE IDENT:	10040413	6GG0185
BATCH NUMBER:	10040413
LOT NUMBER:	6GG0185
DATE LOGGED:	8/03/2007		DATE MFG’D: 03/12/07
BATCH SIZE:			EXPIRATION DATE: 02/28/10
STRENGTH/SAMPLE TYPE: PACKAGED PRODUCT (MFG BY PATHEON)

TEST METHOD	PRODUCT LIMITS	TEST RESULTS

PACKAGED RETAINED SAMPLE RECORD
BOX NUMBER	No limits specified	2615
NO. OF SAMPLES	No limits specified	7
FILING DATE (10YYMMDD)	No limits specified	10070803
EXPIRATION DATE (10YYMMDD)	No limits specified	10100228
ITEM NUMBER	No limits specified	100000325
PALLET NUMBER	No limits specified	751

LBM-038-07 DESCRIPTION: DYNACIRC CR TABLETS, 5 MG
A LIGHT PINK, ROUND, STANDARD BICONVEX AND FILM COATED TABLET. PRINTING IS IN RED WITH “DYNACIRC CR” IN A SEMICIRCLE AND “5” CENTERED BELOW THE SEMICIRCLE.		PASS

Statement of Compliance

The above mentioned lot has been manufactured in compliance with Good Manufacturing Practices as outlined in the Code of Federal Regulations. The manufacturing complies with Novartis Consumer Health approved Standard Operating Procedures, Departmental Operating Procedures and Product Testing.

APPROVED BY: LESLEY WEIR

DATE APPROVED: 8/03/2007

APPROVED:

3

8/03/2007

NOVARTIS CONSUMER HEALTH
ANALYTICAL REPORT

PRODUCT: DYNACIRC CR 5 MG TABLETS (MFG BY PATHEON)
PRODUCT CODE:	235002	DOC. ID: LBM-038-07
SAMPLE IDENT:	10040414
BATCH NUMBER:	10040414
LOT NUMBER:	6GG0185
DATE LOGGED:	7/26/2007	DATE MFG’D: 03/12/07
BATCH SIZE:	559,358	EXPIRATION DATE: 02/28/10
STRENGTH/SAMPLE TYPE: BULK PRODUCT FROM PATHEON

TEST METHOD		PRODUCT LIMITS	TEST RESULTS

OSMOTIC LAYER LOT NUMBER
OSMOTIC LAYER LOT NUMBER:
OSMOTIC LAYER LOT NUMBER: 10025614

TE’D FROM PATHEON CofA.		(PATHEON LOT NUMBER: 3058766)

DRUG LAYER LOT NUMBER
DRUG LAYER LOT NUMBER:
DRUG LAYER LOT NUMBER: 10026303

TE’D FROM PATHEON CofA.		(PATHEON LOT NUMBER: 3058766)

PATHEON LOT NUMBER
PATHEON LOT NUMBER:
PATHEON LOT NUMBER: 3058766

REF:	PR 200702394

LBM-038-07 CERTIFICATE VERIFICATION

MEETS REQUIREMENTS; CERTIFICATE OF ANALYSIS RESULTS CONFORM TO NOVARTIS REQUIREMENTS FOR ALL REQUIRED SPECIFICATION TESTS. PRESENCE OF THE FOLLOWING INFORMATION IS VERIFIED: (1)MANUFACTURER’S NAME, (2)MANUFACTURER’S LOT OR SEQUENCE NUMBER, (3) PRODUCT NAME OR CODE NUMBER, AND (4) STATEMENT OF CONFORMANCE TO (a)MANUFACTURING INSTRUCTIONS (b)cGMPS (c) CURRENT SPECIFICATIONS

PASS

Statement of Compliance

The above mentioned lot has been manufactured in compliance with Good Manufacturing Practices as outlined in the Code of Federal Regulations. The manufacturing complies with Novartis Consumer Health approved Standard Operating Procedures, Departmental Operating Procedures and Product Testing.

APPROVED BY: LESLEY WEIR

DATE APPROVED: 7/27/2007

APPROVED:

1

8/03/2007

NOVARTIS CONSUMER HEALTH
ANALYTICAL REPORT

PRODUCT: DYNACIRC CR 5 MG TABLETS (MFG BY PATHEON)
PRODUCT CODE:	235002	DOC. ID: LBM-038-07
SAMPLE IDENT:	10040414
BATCH NUMBER:	10040414
LOT NUMBER:	6GG0185
DATE LOGGED:	7/26/2007	DATE MFG’D: 03/12/07
BATCH SIZE:	559,358	EXPIRATION DATE: 02/28/10
STRENGTH/SAMPLE TYPE: BULK PRODUCT FROM PATHEON

TEST METHOD	PRODUCT LIMITS	TEST RESULTS

LBM-038-07 DESCRIPTION: DYNACIRC CR TABLETS, 5 MG
A LIGHT PINK, ROUND, STANDARD BICONVEX AND FILM COATED TABLET. PRINTING IS IN RED WITH “DYNACIRC CR” IN A SEMICIRCLE AND “5” CENTERED BELOW THE SEMICIRCLE.		PASS

Statement of Compliance

The above mentioned lot has been manufactured in compliance with Good Manufacturing Practices as outlined in the Code of Federal Regulations. The manufacturing complies with Novartis Consumer Health approved Standard Operating Procedures, Departmental Operating Procedures and Product Testing.

APPROVED BY: LESLEY WEIR

DATE APPROVED: 7/27/2007

APPROVED:

2

8/03/2007

NOVARTIS CONSUMER HEALTH
ANALYTICAL REPORT

PRODUCT: DYNACIRC CR 5 MG TABLETS (MFG BY PATHEON)
PRODUCT CODE:	235002P		DOC. ID: LBM-038-07
SAMPLE IDENT:	10040414	6GG0185
BATCH NUMBER:	10040414
LOT NUMBER:	6GG0185
DATE LOGGED:	8/03/2007		DATE MFG’D: 03/12/07
BATCH SIZE:			EXPIRATION DATE: 02/28/10
STRENGTH/SAMPLE TYPE: PACKAGED PRODUCT (MFG BY PATHEON)

TEST METHOD	PRODUCT LIMITS	TEST RESULTS

PACKAGED RETAINED SAMPLE RECORD
BOX NUMBER	No limits specified	2615
NO. OF SAMPLES	No limits specified	7
FILING DATE (10YYMMDD)	No limits specified	10070803
EXPIRATION DATE (10YYMMDD)	No limits specified	10100228
ITEM NUMBER	No limits specified	100000325
PALLET NUMBER	No limits specified	751

LBM-038-07 DESCRIPTION: DYNACIRC CR TABLETS, 5 MG
A LIGHT PINK, ROUND, STANDARD BICONVEX AND FILM COATED TABLET. PRINTING IS IN RED WITH “DYNACIRC CR” IN A SEMICIRCLE AND “5” CENTERED BELOW THE SEMICIRCLE.		PASS

Statement of Compliance

The above mentioned lot has been manufactured in compliance with Good Manufacturing Practices as outlined in the Code of Federal Regulations. The manufacturing complies with Novartis Consumer Health approved Standard Operating Procedures, Departmental Operating Procedures and Product Testing.

APPROVED BY: LESLEY WEIR

DATE APPROVED: 8/03/2007

APPROVED:

3

8/03/2007

NOVARTIS CONSUMER HEALTH
ANALYTICAL REPORT

PRODUCT: DYNACIRC CR 5 MG TABLETS (MFG BY PATHEON)
PRODUCT CODE:	235002	DOC. ID: LBM-038-07
SAMPLE IDENT:	10040415
BATCH NUMBER:	10040415
LOT NUMBER:	6GG0185
DATE LOGGED:	7/26/2007	DATE MFG’D: 03/12/07
BATCH SIZE:	564,213	EXPIRATION DATE: 02/28/10
STRENGTH/SAMPLE TYPE: BULK PRODUCT FROM PATHEON

TEST METHOD		PRODUCT LIMITS	TEST RESULTS

OSMOTIC LAYER LOT NUMBER
OSMOTIC LAYER LOT NUMBER:
OSMOTIC LAYER LOT NUMBER: 10025614

TE’D FROM PATHEON CofA.		(PATHEON LOT NUMBER: 3058767)

DRUG LAYER LOT NUMBER
DRUG LAYER LOT NUMBER:
DRUG LAYER LOT NUMBER: 10026303

TE’D FROM PATHEON CofA.		(PATHEON LOT NUMBER: 3058767)

PATHEON LOT NUMBER
PATHEON LOT NUMBER:
PATHEON LOT NUMBER: 3058767

REF:	PR 200702395

LBM-038-07 CERTIFICATE VERIFICATION

MEETS REQUIREMENTS; CERTIFICATE OF ANALYSIS RESULTS CONFORM TO NOVARTIS REQUIREMENTS FOR ALL REQUIRED SPECIFICATION TESTS. PRESENCE OF THE FOLLOWING INFORMATION IS VERIFIED: (1)MANUFACTURER’S NAME, (2)MANUFACTURER’S LOT OR SEQUENCE NUMBER, (3) PRODUCT NAME OR CODE NUMBER, AND (4) STATEMENT OF CONFORMANCE TO (a)MANUFACTURING INSTRUCTIONS (b)cGMPS (c) CURRENT SPECIFICATIONS

PASS

Statement of Compliance

The above mentioned lot has been manufactured in compliance with Good Manufacturing Practices as outlined in the Code of Federal Regulations. The manufacturing complies with Novartis Consumer Health approved Standard Operating Procedures, Departmental Operating Procedures and Product Testing.

APPROVED BY: LESLEY WEIR

DATE APPROVED: 7/27/2007

APPROVED:

1

8/03/2007

NOVARTIS CONSUMER HEALTH
ANALYTICAL REPORT

PRODUCT: DYNACIRC CR 5 MG TABLETS (MFG BY PATHEON)
PRODUCT CODE:	235002	DOC. ID: LBM-038-07
SAMPLE IDENT:	10040415
BATCH NUMBER:	10040415
LOT NUMBER:	6GG0185
DATE LOGGED:	7/26/2007	DATE MFG’D: 03/12/07
BATCH SIZE:	564,213	EXPIRATION DATE: 02/28/10
STRENGTH/SAMPLE TYPE: BULK PRODUCT FROM PATHEON

TEST METHOD	PRODUCT LIMITS	TEST RESULTS

LBM-038-07 DESCRIPTION: DYNACIRC CR TABLETS, 5 MG
A LIGHT PINK, ROUND, STANDARD BICONVEX AND FILM COATED TABLET. PRINTING IS IN RED WITH “DYNACIRC CR” IN A SEMICIRCLE AND “5” CENTERED BELOW THE SEMICIRCLE.		PASS

Statement of Compliance

The above mentioned lot has been manufactured in compliance with Good Manufacturing Practices as outlined in the Code of Federal Regulations. The manufacturing complies with Novartis Consumer Health approved Standard Operating Procedures, Departmental Operating Procedures and Product Testing.

APPROVED BY: LESLEY WEIR

DATE APPROVED: 7/27/2007

APPROVED:

2

8/03/2007

NOVARTIS CONSUMER HEALTH
ANALYTICAL REPORT

PRODUCT: DYNACIRC CR 5 MG TABLETS (MFG BY PATHEON)
PRODUCT CODE:	235002P		DOC. ID: LBM-038-07
SAMPLE IDENT:	10040415	6GG0185
BATCH NUMBER:	10040415
LOT NUMBER:	6GG0185
DATE LOGGED:	8/03/2007		DATE MFG’D: 03/12/07
BATCH SIZE:			EXPIRATION DATE: 02/28/10
STRENGTH/SAMPLE TYPE: PACKAGED PRODUCT (MFG BY PATHEON)

TEST METHOD	PRODUCT LIMITS	TEST RESULTS

PACKAGED RETAINED SAMPLE RECORD
BOX NUMBER	No limits specified	2615
NO. OF SAMPLES	No limits specified	7
FILING DATE (10YYMMDD)	No limits specified	10070803
EXPIRATION DATE (10YYMMDD)	No limits specified	10100228
ITEM NUMBER	No limits specified	100000325
PALLET NUMBER	No limits specified	751

LBM-038-07 DESCRIPTION: DYNACIRC CR TABLETS, 5 MG
A LIGHT PINK, ROUND, STANDARD BICONVEX AND FILM COATED TABLET. PRINTING IS IN RED WITH “DYNACIRC CR” IN A SEMICIRCLE AND “5” CENTERED BELOW THE SEMICIRCLE.		PASS

Statement of Compliance

The above mentioned lot has been manufactured in compliance with Good Manufacturing Practices as outlined in the Code of Federal Regulations. The manufacturing complies with Novartis Consumer Health approved Standard Operating Procedures, Departmental Operating Procedures and Product Testing.

APPROVED BY: LESLEY WEIR

DATE APPROVED: 8/03/2007

APPROVED:

3

8/03/2007

NOVARTIS CONSUMER HEALTH
ANALYTICAL REPORT

PRODUCT: DYNACIRC CR 5 MG TABLETS (MFG BY PATHEON)
PRODUCT CODE:	235002	DOC. ID: LBM-038-07
SAMPLE IDENT:	10040420
BATCH NUMBER:	10040420
LOT NUMBER:	6GG0185
DATE LOGGED:	7/26/2007	DATE MFG’D: 03/12/07
BATCH SIZE:	564,710	EXPIRATION DATE: 02/28/10
STRENGTH/SAMPLE TYPE: BULK PRODUCT FROM PATHEON

TEST METHOD		PRODUCT LIMITS	TEST RESULTS

OSMOTIC LAYER LOT NUMBER
OSMOTIC LAYER LOT NUMBER:
OSMOTIC LAYER LOT NUMBER: 10025614

TE’D FROM PATHEON CofA.		(PATHEON LOT NUMBER: 3058768)

DRUG LAYER LOT NUMBER
DRUG LAYER LOT NUMBER:
DRUG LAYER LOT NUMBER: 10026303

TE’D FROM PATHEON CofA.		(PATHEON LOT NUMBER: 3058768)

PATHEON LOT NUMBER
PATHEON LOT NUMBER:
PATHEON LOT NUMBER: 3058768

REF:	PR 200702396

LBM-038-07 CERTIFICATE VERIFICATION

MEETS REQUIREMENTS; CERTIFICATE OF ANALYSIS RESULTS CONFORM TO NOVARTIS REQUIREMENTS FOR ALL REQUIRED SPECIFICATION TESTS. PRESENCE OF THE FOLLOWING INFORMATION IS VERIFIED: (1)MANUFACTURER’S NAME, (2)MANUFACTURER’S LOT OR SEQUENCE NUMBER, (3) PRODUCT NAME OR CODE NUMBER, AND (4) STATEMENT OF CONFORMANCE TO (a)MANUFACTURING INSTRUCTIONS (b)cGMPS (c) CURRENT SPECIFICATIONS

PASS

Statement of Compliance

The above mentioned lot has been manufactured in compliance with Good Manufacturing Practices as outlined in the Code of Federal Regulations. The manufacturing complies with Novartis Consumer Health approved Standard Operating Procedures, Departmental Operating Procedures and Product Testing.

APPROVED BY: LESLEY WEIR

DATE APPROVED: 7/27/2007

APPROVED:

1

8/03/2007

NOVARTIS CONSUMER HEALTH
ANALYTICAL REPORT

PRODUCT: DYNACIRC CR 5 MG TABLETS (MFG BY PATHEON)
PRODUCT CODE:	235002	DOC. ID: LBM-038-07
SAMPLE IDENT:	10040420
BATCH NUMBER:	10040420
LOT NUMBER:	6GG0185
DATE LOGGED:	7/26/2007	DATE MFG’D: 03/12/07
BATCH SIZE:	564,710	EXPIRATION DATE: 02/28/10
STRENGTH/SAMPLE TYPE: BULK PRODUCT FROM PATHEON

TEST METHOD	PRODUCT LIMITS	TEST RESULTS

LBM-038-07 DESCRIPTION: DYNACIRC CR TABLETS, 5 MG
A LIGHT PINK, ROUND, STANDARD BICONVEX AND FILM COATED TABLET. PRINTING IS IN RED WITH “DYNACIRC CR” IN A SEMICIRCLE AND “5” CENTERED BELOW THE SEMICIRCLE.		PASS

Statement of Compliance

The above mentioned lot has been manufactured in compliance with Good Manufacturing Practices as outlined in the Code of Federal Regulations. The manufacturing complies with Novartis Consumer Health approved Standard Operating Procedures, Departmental Operating Procedures and Product Testing.

APPROVED BY: LESLEY WEIR

DATE APPROVED: 7/27/2007

APPROVED:

2

8/03/2007

NOVARTIS CONSUMER HEALTH
ANALYTICAL REPORT

PRODUCT: DYNACIRC CR 5 MG TABLETS (MFG BY PATHEON)
PRODUCT CODE:	235002P	DOC. ID: LBM-038-07
SAMPLE IDENT:	10040420	6GG0185
BATCH NUMBER:	10040420
LOT NUMBER:	6GG0185
DATE LOGGED:	8/03/2007	DATE MFG’D: 03/12/07
BATCH SIZE:		EXPIRATION DATE: 02/28/10
STRENGTH/SAMPLE TYPE: PACKAGED PRODUCT (MFG BY PATHEON)

TEST METHOD	PRODUCT LIMITS	TEST RESULTS

PACKAGED RETAINED SAMPLE RECORD
BOX NUMBER	No limits specified	2615
NO. OF SAMPLES	No limits specified	7
FILING DATE (10YYMMDD)	No limits specified	10070803
EXPIRATION DATE (10YYMMDD)	No limits specified	10100228
ITEM NUMBER	No limits specified	100000325
PALLET NUMBER	No limits specified	751

LBM-038-07 DESCRIPTION: DYNACIRC CR TABLETS, 5 MG
A LIGHT PINK, ROUND, STANDARD BICONVEX AND FILM COATED TABLET. PRINTING IS IN RED WITH “DYNACIRC CR” IN A SEMICIRCLE AND “5” CENTERED BELOW THE SEMICIRCLE.		PASS

Statement of Compliance

The above mentioned lot has been manufactured in compliance with Good Manufacturing Practices as outlined in the Code of Federal Regulations. The manufacturing complies with Novartis Consumer Health approved Standard Operating Procedures, Departmental Operating Procedures and Product Testing.

APPROVED BY: LESLEY WEIR

DATE APPROVED: 8/03/2007

APPROVED:

3

SCHEDULE 6.1

Manufacturing Fees

Item	Cost Per Granulation
Drug Granulation	[***]
Osmotic Granulation	[***]

Packaging Fees

Tablets Made From NCH Granulations

Item No.	Item Description	Cost Per Unit
923501 & 923601	DynaCirc CR 5mg 7’s & DynaCirc CR 10mg 7’s	$	[***]
23515 & 23615	DynaCirc CR 5 mg 30’s & DynaCirc CR 10 mg 30’s	$	[***]
23505 & 23605	DynaCirc CR 5 mg 100’s & DynaCirc CR 10mg 100’s	$	[***]

Tablets Made From Granulations Other Than NCH

Item No.	Item Description	Cost Per Unit
923501 & 923601	DynaCirc CR 5m&7’s & DynaCirc CR 10mg 7’s	$	[***]
23515 & 23615	DynaCirc CR 5 mg 30’s & DynaCirc CR 10 mg 30’s	$	[***]
23505 & 23605	DynaCirc CR 5 mg 100’s & DynaCirc CR 10mg 100’s	$	[***]

The prices for the supply of each Product (the “Manufacturing Fee”) and Packaged Tablets (the “Packaging Fee”) shall be equal to the prices set forth in Schedule 6.1 of the supply agreement; provided however, the price for the Products and Packaged Tablets set forth in Schedule 6.1 shall be modified at the commencement of each Contract Year after the initial Contract Year as set forth in Section 6.2, Fee Adjustment, of the supply agreement.

[***]:  Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.